Subsequent Events	12 Months Ended
Sep. 30, 2024
Subsequent Events [Abstract]
Subsequent Events

(14) Subsequent Events

The Company assessed all events from September 30, 2024 up through January 30, 2025, which is the date that these CFS are available to be issued, unless as disclosed below, there are no material subsequent events that require disclosure in these CFS.

On November 26, 2024, the Company closed its IPO of 1,437,500 ordinary shares, par value $0.001 per share, at $4.00 per share. The gross proceeds from the IPO were $5.75 million, before deducting underwriting discounts and other related expenses.

On January 17, 2025, the Company’s board of directors approved the 2024 Stock Incentive Plan, which was subsequently registered through Form S-8 filed on January 22, 2025. Under this equity incentive program, the Company has authorized the issuance of up to 4,287,500 Ordinary Shares for awards under the Plan.